Exhibit 10.49

Parcel Identification

Number:  545508886511-1

Municipality:  Breinigsville, Pennsylvania

PREPARED BY:

FIRST NIAGARA BANK, N.A.

726 Exchange Street

Buffalo, NY 14210

WHEN RECORDED, MAIL TO:

FIRST NIAGARA BANK, N.A.

Commercial Collateral Control Unit

239 Van Rensselaer

Buffalo, NY 14210

FOR RECORDER’S USE ONLY

SECOND AMENDMENT TO MORTGAGE DEED AND SECURITY AGREEMENT AND

OTHER LOAN DOCUMENTS

THIS SECOND AMENDMENT TO MORTGAGE DEED AND SECURITY AGREEMENT AND OTHER LOAN DOCUMENTS (this “Amendment”) dated March 20, 2013, but effective as of the 1st day of April, 2013, by and between RIVERBEND CROSSINGS III HOLDINGS LLC, a Pennsylvania limited liability company (“Grantor”) and FIRST NIAGARA BANK, N.A., a national banking association, successor by merger to NewAlliance Bank (“Grantee”).

WITNESSETH:

WHEREAS, Grantor previously executed a Promissory Note dated January 27, 2010 in the original principal amount of Four Million Three Hundred Thousand and 00/100 Dollars ($4,300,000.00) (the “Loan”) in favor of Grantee, as amended by First Modification of Promissory Note, Mortgage Deed and Security Agreement and Other Loan Documents between Grantor and Grantee dated as of October 27, 2010 (as further amended, modified, extended, renewed or supplemented, or the like from time to time, the “Original Note”); and

WHEREAS, the Original Note is secured pursuant to (i) a Mortgage Deed and Security Agreement given by Grantor to Grantee and dated January 27, 2010 and recorded with the Lehigh County Recorder of Deeds as Instrument Number 2010003016, as amended by First Modification of Promissory Note, Mortgage Deed and Security Agreement and Other Loan Documents between Mortgagor and Mortgagee dated as of October 27, 2010 and recorded with the Lehigh County Recorder of Deeds as Instrument Number 2010038665 (as such may have been further amended, modified, extended, renewed, supplemented, or the like from time to time, the “Mortgage”), encumbering certain real property commonly known as 871 Nestle Way, Breinigsville, Pennsylvania, more particularly described on Schedule A attached hereto and made a part hereof, as well as certain personal, and mixed property as more particularly described therein (the “Premises”); (ii) a Collateral Assignment of Leases and Rentals

given by Grantor to Grantee dated January 27, 2010 and recorded with the Lehigh County Recorder of Deeds as Instrument Number 2010003017 (as such may have been amended, modified, extended, renewed, supplemented, or the like from time to time, the “CALR”); and (iii) certain other documents executed and delivered by Grantor to Grantee relating to the Original Note (as such may have been amended, modified, extended, renewed, supplemented, or the like from time to time, the “Other Loan Documents”; collectively with the Original Note, the Mortgage, and the CALR referred to herein as the “Loan Documents”); and

WHEREAS, Grantor and Grantee have modified certain of the terms and conditions of the Original Note, as set forth in a certain Amended and Restated Term Note of even date herewith (the “Restated Note”) in the principal amount of $4,025,384.26 (the Original Note, as amended and restated by the Restated Note, being collectively referred to herein as the “Note”); and

WHEREAS, Grantor and Grantee have entered into an interest rate swap transaction relating to the Note, which is evidenced by an ISDA Master Agreement and Schedule dated as of the date hereof (collectively, the Swap Agreement”), pursuant to which Grantor has undertaken certain obligations to Grantee (the “Swap Obligations”); and

WHEREAS, Grantor and Grantee desire to amend the Mortgage to secure the Note and collateralize the Swap Obligations, and to provide for those purposes set forth herein.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereby covenant and agree as follows:

1.                                      The foregoing recitals are incorporated herein by reference and Grantor represents, warrants and attests to the veracity thereof.  Capitalized terms used herein without definition shall have the meaning set forth in the Mortgage.

2.                                      The Mortgage is hereby amended as follows:

(a)                                 The first “Whereas” clause on page two of the Mortgage is hereby deleted and restated as follows:

“WHEREAS, Grantee has made to Grantor (i) a commercial mortgage loan in the original principal amount of FOUR MILLION THREE HUNDRED THOUSAND AND 00/100 DOLLARS ($4,300,000.00) (the “Loan”) as evidenced by a Promissory Note in such amount dated January 27, 2010 payable to Grantee or order, which Loan has been amended and restated in the principal amount of FOUR MILLION TWENTY-FIVE THOUSAND THREE HUNDRED EIGHTY-FOUR AND 26/100 DOLLARS ($4,025,384.26) as evidenced by an Amended and Restated Term Note dated as of April 1, 2013 in such amount payable to Grantee or order (as the same may be further amended, modified, extended or renewed from time to time, collectively referred to herein as the “Note”); and”

(b)                                 The following is added following the first “Whereas” clause on page 2 of the Mortgage:

“WHEREAS, Grantor and Grantee have entered into an interest rate swap transaction, evidenced by a certain ISDA Master Agreement and Schedule dated April 1, 2013 relating to the Note ( together with any additional schedules and confirmations relating thereto collectively referred to herein as the “Swap Agreement”), pursuant to which Grantor has undertaken certain obligations to Grantee (the “Swap Obligations”); and

“WHEREAS, the Swap Agreement is hereby deemed to be a Loan Document (as defined below); and

“WHEREAS, this Mortgage is granted in consideration of the aforesaid Loan and as security for the payment thereof with interest as aforesaid, and for the Swap Obligations, together with all other sums recoverable by Grantee under the terms of the Loan Documents, together with all existing and future liabilities of Grantor to Grantee under the Loan Documents (said indebtedness, interest and all other sums and liabilities are hereinafter collectively referred to as the “Mortgage Debt”), in a maximum amount of $4,500,000, and as security for the due and timely performance by Grantor of all of the other provisions of the Loan Documents.”

(c)                                  The first sentence of Section 2 of the Mortgage is hereby amended to read:  “Grantor shall pay all of the indebtedness evidenced by the Note, including but not limited to, all outstanding principal and interst owed under the Note, and all amounts due under the Swap Agreement, and all other amounts constituting Mortgage Debt, at the times and in the manner set forth in the Loan Documents.”

(d)                                 The last paragraph of the Mortgage (beginning with the words “NOW, THEREFORE, if the Note…”) is hereby deleted and the following substituted in lieu thereof:

“PROVIDED ALWAYS, and these presents are upon this express condition, that if Grantor or its successors or assigns shall well and truly pay or cause to be paid unto Grantee, its successors or assigns, the Mortgage Debt secured by this Mortgage, and otherwise perform Grantor’s obligations under the Loan Documents, then this Mortgage, and the estate hereby granted, shall cease, determine and be void, and Grantee shall furnish to Grantor a satisfaction of this Mortgage in proper form for recording.”

(d)                                 Copies of the Restated Note and the Swap Agreement are on file with Grantor and Grantee.

3.                                      The CALR is hereby amended as follows:

(a)                                 The definition of the term “Note” set forth in Section 1 on the first page thereof, means the Original Note as amended and restated by the Restated Note, as the same may be amended, modified, extended or renewed from time to time, and the “Mortgage” means the Mortgage as amended by this Agreement and as it may be further amended, modified, extended or renewed from time to time.  In addition, the term “Obligations” also means and includes the Swap Obligations.  In confirmation thereof, Grantor hereby grants, transfers and assigns to Grantee a security interest in the Leases (as defined in the CALR) to secure the payment and performance of all Obligations of Grantor to Grantee, as described in the CALR and as modified to include the Restated Note and the Swap Obligations described above.

4.                                      THE MORTGAGE, THE CALR AND THE OTHER LOAN DOCUMENTS ARE HEREBY MODIFIED SOLELY TO THE EXTENT THAT ANY TERMS OR PROVISIONS THEREOF ARE IRRECONCILABLY INCONSISTENT WITH THE TERMS OR PROVISIONS OF THIS AMENDMENT.  Any subsequent modification or amendment of said instruments shall be a modification hereof to the extent that any term hereof is irreconcilably inconsistent with any term of such subsequent amendment or modification.

6.                                      Grantor acknowledges and agrees that the Mortgage and the Other Loan Documents hereby secure prompt payment when due of the Note, as evidenced by the Note, and the Swap Obligations.  Grantor acknowledges and agrees that the Mortgage, the CALR and the Other Loan Documents have secured payment of the Loan since the respective date of said documents.

7.                                      Grantor warrants and represents to Grantee (a) that the Premises are free and clear of all liens, charges, and encumbrances (other than those in favor of Grantee and those to which Grantee has expressly consented in writing), (b) that there are no setoffs, claims, or deductions of any nature against any amount due or to become due under the Note, and (c) that, as of the date hereof, there is no Event of Default in existence under any Loan Document and no event or condition in existence which, with the passage of time or the giving of notice, or both, would become or constitute an Event of Default under any Loan Document.

8.                                      Grantor reconfirms, restates, and ratifies the Loan Documents, all in accordance with their respective terms, except to the extent that any of those terms are expressly modified by the provisions of this Amendment, and Grantor confirms that the Loan Documents have, at all times since the date of their respective execution and delivery, continued in full force and effect.

9.                                      This Amendment is not intended to be a novation, release or accord and satisfaction of the Mortgage.

10.                               This Amendment shall extend to and bind the parties hereto, their respective personal representatives, heirs, successors and assigns.  This Amendment shall not be binding upon Grantee until accepted by it, as evidenced by its execution below.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereto have executed and delivered this Amendment under seal as of the date first set forth above.

Mortgagor:

RIVERBEND CROSSINGS III HOLDINGS LLC

			By:	Riverbend Lehigh Valley Holdings I LLC
Its Sole Member

				By:	Griffin Land & Nurseries, Inc.
Its Sole Member

					By:	/s/ Michael Gamzon
Name: Michael Gamzon
Title: President

STATE OF NEW YORK	)
	)	SS:
COUNTY OF NEW YORK	)

On this 25th day of March, 2013, before me a Notary Public in and for the State of New York, the undersigned officer, personally appeared Michael Gamzon, who acknowledged himself to be the President of Griffin Land & Nurseries, Inc., the sole member of Riverbend Lehigh Valley Holdings I LLC, which is the sole member of RIVERBEND CROSSINGS III HOLDINGS LLC, a Pennsylvania limited liability company, and that he as such officer of Griffin Land & Nurseries, Inc., being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of Riverbend Crossings III Holdings LLC by himself as such officer of the sole member of the sole member of said limited liability company.

/s/ Theresa Gordon
Name: Theresa Gordon
Notary Public
My Commission Expires: August 23, 2013

(Signatures continued on next page)

Signature Page to Mortgage Amendment

Mortgagee:

FIRST NIAGARA BANK, N.A.

			By:	/s/ Peter M. Hausherr
Name: Peter M. Hausherr
Title: Vice President

I hereby certify that the address of Mortgagee is 126
Exchange Street, Buffalo, New York 14210 Attn:
Commercial Loan Administration
/s/ Peter M. Hausherr
Peter M. Hausherr
Vice President

STATE OF CONNECTICUT	)
	)	SS: New Haven
COUNTY OF NEW HAVEN	)

On this, the 20th day of March, 2013, before me, the undersigned officer, personally appeared Peter M. Hausherr, who acknowledged himself to be the Vice President of FIRST NIAGARA BANK, N.A., a national banking association, and that he as such Vice President, being authorized so to do executed the foregoing instrument for the purposes therein contained, by signing the name of the national banking association by himself as Vice President.

IN WITNESS WHEREOF, I hereunto set my hand.

/s/ Rosa Santana
Name: Rosa Santana
Notary Public

(SEAL)

DATE COMMISSION EXPIRES:  April 30, 2016

Signature Page to Mortgage Amendment